UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by
investing in companies operating in
developing countries around the world

Semi-annual report for the six months ended December 31, 2008

Dear shareholders:

Ending a multiyear bull run, emerging markets equities fell sharply in the final six months of 2008 as the global financial crisis deepened, weakening economies worldwide. The sell-off was broad, with all markets and sectors declining. Commodities tumbled and crude oil futures fell nearly $100 a barrel from their July peak, taking energy and materials stocks down with them. For the six-month period ended December 31, 2008, the net asset value of the Emerging Markets Growth Fund declined 43.8%, with distributions reinvested, compared to a 47.0% decline for its benchmark.*

Emerging markets currencies also depreciated against the U.S. dollar, further amplifying stock market losses in dollar terms. Only the Chinese renminbi rose against the dollar, while currencies of countries with substantial deficits or economies heavily dependent on commodities tumbled. The Brazilian real fell 31%, while the Turkish lira, the Mexican peso, Russian ruble and several Eastern European currencies fell more than 20%.

Market review

Emerging markets stocks sagged early in the period, with the MSCI Emerging Markets Investable Market Index (IMI) falling 4% in July and 8% in August. Declines accelerated following the collapse of U.S. investment bank Lehman Brothers and the effective nationalization of U.S. mortgage agencies Fannie Mae and Freddie Mac. With several of the world’s major banks reporting large losses and the fate of numerous financial institutions hanging in the balance, stock and credit markets tumbled, interbank lending seized up and global trade financing ground to a near halt between mid-September and mid-November. In this environment, investors unloaded riskier financial assets and retreated to the safety of government bonds. The emerging markets index declined nearly 18% in September, 28% in October and 7% in November.

[Begin Sidebar]

EMGF total returns vs. MSCI Emerging Markets Index (stacked)* for periods ended 12/31/08 (with distributions reinvested)

	Emerging		MSCI
	Markets		Emerging
	Growth Fund		Markets
	(EMGF)	Annualized	Index*		Annualized

6 months	–43.8%	—	–47.0%		—
12 months	–49.5	—	–53.8		—
3 years	–4.4	–1.5%	–14.8		–5.2%
5 years	59.6	9.8	43.3		7.5
10 years	158.3	10.0	135.6		8.9
Lifetime	2,397.4	15.3	850.6	†	10.5	†
(since 5/30/86)
[End Sidebar]

*Returns for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Market Index (IMI) with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

†
The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the IFC Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

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Percentage changes for markets and sectors are based on the MSCI EM IMI, with net dividends reinvested, and are for the six months ended December 31, 2008, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, may be subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Policymakers worldwide reacted swiftly to stem the crisis. Central banks in the U.S., U.K., Europe and Asia lowered interest rates in October and followed with additional cuts in the last two months of 2008. As a result, official interest rates were cut to nearly 0% in the U.S. and Japan, while in the U.K. and Europe they hovered around 2%. Governments also announced a series of fiscal stimulus measures and took steps to recapitalize the banking system through direct takeovers, guaranteed loans, the purchasing of impaired assets and other means.

Central banks, including those in China, India and Turkey, which had tightened monetary policy in response to soaring inflation and commodity prices in early 2008, reversed course in the latter half of the year, slashing interest rates amid rapidly deteriorating credit conditions. China also announced a $586 billion economic stimulus program, while the U.S. Federal Reserve established swap facilities totaling $90 billion for Brazil, Mexico and South Korea. The International Monetary Fund (IMF) offered emergency loans to those countries most hurt by the credit crisis, including Ukraine, Hungary and Pakistan. The massive scope of policy action calmed investors to an extent. As a result, many world markets rose from mid-November through the year’s end, with the MSCI Emerging Markets IMI climbing 8% in December.

Energy and materials stocks fared the worst. Oil slid from a peak of more than $145 a barrel in July to less than $50 a barrel in the final weeks of the year. Steel demand also sank, with global producers such as ArcelorMittal announcing plans to reduce production. Automakers around the world cut their output, minimizing the need for a host of base metals and raw materials. Overall, the energy and materials sectors fell 61% and 59%, respectively, lagging the broader market by a wide margin. Shares of some of the largest energy companies — Gazprom, LUKOIL, Rosneft, Petrobras, and Tenaris — fell between 60% and 75%, while Chinese producers China National Offshore Oil Corporation (CNOOC) and Petrochina, and Indian petrochemicals giant Reliance Industries lost anywhere from a third to nearly half their value. Shares of gold mining companies fared better than other commodity-related stocks as gold prices ended the six-month period relatively flat.

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10 largest equity holdings

		Percent of price
		change for the
	Percent of	six months
	net assets as of 12/31/08	ended 12/31/08*

América Móvil	3.7%	–41.3%
Samsung Electronics	3.1	–40.0
China Shenhua Energy	2.8	–45.5
Taiwan Semiconductor	2.3	–35.0
Harmony Gold Mining	2.2	–11.1
Petróleo Brasileiro SA – Petrobras	2.1	–65.0
Reliance Industries	1.9	–47.7
Cia. Vale do Rio Doce	1.7	–64.3
AngloGold Ashanti	1.5	–18.9
Bharti Airtel	1.4	–11.8
Total	22.7%
*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Cyclical market sectors such as industrials and information technology also suffered sharp declines, while defensive areas, including health care, telecommunication services and utilities, fared somewhat better.

Markets with heavy concentrations of energy and materials stocks, such as Russia and Brazil, were hit hardest. The MSCI Russia IMI dropped 74%. In addition to worries about the economy’s heavy dependence on oil, Russia’s political and financial uncertainties weighed considerably on its market, with the country’s invasion of Georgia in August dealing a blow to investor sentiment. The market’s two main bourses closed for several days in September as investors had difficulty meeting margin calls. The government subsequently exhausted about a quarter of the country’s vast reserves in an effort to help corporations meet foreign debt obligations and shore up the ruble.

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Where the fund’s assets were invested

	Percent of net assets			MSCI EM IMI[1]		Value of holdings
						12/31/08
	12/31/07	6/30/08	12/31/08	6/30/08	12/31/08	(000)

Asia-Pacific
China	9.7%	11.0%	19.2%	13.7%	17.5%	$1,451,605
Hong Kong	1.2	.8	1.0	—	—	74,631
India	7.1	5.4	7.8	6.2	7.0	586,119
Indonesia	2.7	3.1	2.3	1.8	1.5	175,352
Malaysia	4.7	3.2	2.7	2.5	3.2	207,607
Philippines	1.3	.9	1.0	.4	.5	77,952
Singapore	1.3	.8	1.1	—	—	83,753
South Korea	9.2	8.8	7.3	13.1	13.8	550,317
Sri Lanka	.2	.1	.1	—	—	7,951
Taiwan	9.7	8.3	7.0	11.3	11.9	524,449
Thailand	1.7	2.0	2.0	1.4	1.5	150,759
Vietnam	.1	.1	.1	—	—	7,987
	48.9	44.5	51.6	50.4	56.9	3,898,482
Latin America
Argentina	.4	1.0	.4	.7	.2	27,847
Brazil	7.2	8.0	11.1	16.6	12.2	837,198
Chile	.4	1.1	1.8	1.2	1.4	132,447
Colombia	.4	.3	.3	.4	.6	20,612
Dominican Republic	—	—	—	—	—	396
Mexico	5.9	7.8	7.9	4.6	4.9	598,738
Peru	—	.1	.1	.7	.6	10,149
Venezuela	—	—	—	—	—	552
	14.3	18.3	21.6	24.2	19.9	1,627,939
Eastern Europe and Middle East
Croatia	.1	.1	.1	—	—	9,950
Czech Republic	—	.1	.3	.8	.8	23,556
Hungary	—	—	.2	.7	.6	18,292
Israel	1.8	1.7	1.6	2.5	3.3	118,657
Kazakhstan	.4	—	—	—	—	—
Oman	.3	.3	.2	—	—	13,774
Pakistan	.1	.1	—	.2	.1	3,761
Poland	.5	.8	.7	1.7	1.7	49,457
Russia	11.7	13.2	4.0	10.0	5.1	300,653
Turkey	1.7	1.2	1.1	1.4	1.5	79,559
United Arab Emirates	.1	.2	—	—	—	—
	16.7	17.7	8.2	17.3	13.1	617,659
Africa
Egypt	3.6	2.2	1.1	.8	.7	81,774
Morocco	.1	.1	.1	.4	.6	11,117
South Africa	6.0	7.0	6.6	6.8	8.8	498,910
Zambia	—	—	—	—	—	2,483
	9.7	9.3	7.8	8.0	10.1	594,284
Other markets[2]
Canada	.5	.5	.2			12,993
Germany	.2	.1	—			—
Italy	—	—	.1			6,070
Netherlands	.1	.8	.2			13,897
United Kingdom	1.1	1.9	.3			20,257
United States of America	.8	.5	.6			42,644
	2.7	3.8	1.4			95,861

Multinational	.6	.6	.9			64,550

Other[3]	1.4	1.0	1.5			114,098

Cash & equivalents less liabilities	5.7	4.8	7.0			527,727

Total net assets	100.0%	100.0%	100.0%			$7,540,600

[1]	The MSCI Emerging Markets Investable Market Index also includes Jordan (0.1% at 6/30/08). A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]	Includes stocks in initial period of acquisition.
[End Sidebar]

Brazilian shares tumbled 61%, dragged down by sharp losses from iron ore producer Vale do Rio Doce and several large banks, including Banco Bradesco, Banco Itaù and Unibanco. Brazil’s central bank maintained a tightening bias well into the global financial crisis, raising its key lending rate by 75 basis points to 13.75% as late as September. In addition, Banco Itaú said it would take over Unibanco in November, resulting in the creation of Latin America’s largest bank, while General Motors announced plans to invest $1 billion from its U.S. government aid package in its Brazilian operations.

[Begin Sidebar]
Percent change in key markets*

	Six months
	ended 12/31/08
	Expressed	Expressed
	in U.S.	in local
	dollars	currency
Asia-Pacific
China	–33.6%	–34.0%
India	–40.6	–32.8
Indonesia	–53.4	–44.9
Malaysia	–30.3	–26.2
Pakistan	–66.1	–60.8
Philippines	–27.2	–22.9
South Korea	–44.8	–33.5
Taiwan	–43.2	–38.6
Thailand	–44.3	–42.1

Latin America
Argentina	–64.6	–59.6
Brazil	–61.3	–43.3
Chile	–33.5	–19.6
Colombia	–23.9	–10.2
Mexico	–43.7	–24.4
Peru	–45.3	–43.7

Eastern Europe and Middle East
Czech Republic	–48.4	–34.4
Hungary	–56.5	–44.2
Israel	–35.6	–28.1
Poland	–50.6	–31.1
Russia	–73.5	–71.6
Turkey	–40.0	–24.3

Africa
Egypt	–51.4	–49.8
Morocco	–31.0	–23.4
South Africa	–29.2	–16.4

Emerging Markets
Growth Fund	–43.8

*The market indices, compiled by MSCI, are unmanaged and their results reflect reinvested distributions, but not the effect of sales charges, commissions or expenses.
[End Sidebar]

Latin America’s other large market, Mexico, declined 44%. Shares of wireless telecommunications provider América Móvil and cement conglomerate Cemex fell sharply. América Móvil was battered by worries that slowing economies in Latin America would set back the fast pace of growth that the wireless operator had enjoyed for many years. Meanwhile, Cemex shares came under pressure due to qualms about the company’s significant debt burden and diminishing demand from the U.S., a primary market. Teléfonos de México (Telmex) fell 13%, holding up better than most large-capitalization stocks. During the market turmoil, investors gravitated toward fixed-line telecommunications providers such as Telmex, attracted by the company’s recurring cash flows, dividend payouts and low dependence on capital markets for funding. Argentina’s market also dropped amid investor unease fomented by President Cristina Fernández de Kirchner’s proposal to nationalize the country’s private pension funds. Shares of tubing and energy-related supplier Tenaris also slid more than 70%, weighing on the market.

While declining less than other major markets, China’s stocks fell 34%, pummeled by concerns about slowing economic growth and weaker-than-expected industrial production following the Olympics. Third-quarter GDP fell to 9% from 10.1% in the previous quarter, while November exports fell 2.2% on the year — the first decline in seven years. A number of large companies watched their share prices fall, including those of oil producers, banks and other financial houses as well as telecommunication services providers. China Mengniu Dairy was dogged by worries over tainted milk. However, stocks rose in December, boosted by news of the government’s large economic stimulus plan — equivalent to about 16% of the country’s economic output in 2007.

A series of political upheavals rattled parts of Asia. Pakistan’s president Pervez Musharraf resigned to avoid impeachment. Massive anti-government protests in Thailand shut down Bangkok’s international airport in late November, stifling the country’s tourism industry. Malaysian equities were also strained by rising political tensions.

A major terrorist attack in India’s financial capital of Mumbai shook confidence in national security and the ruling Congress Party in the run-up to 2009 general elections. Markets slipped 41% amid signs of faltering global and domestic growth. The government unveiled a hefty stimulus package and the Reserve Bank of India also lowered its key interest rate by several hundred basis points to 6.5% during the period, as third-quarter GDP slowed to 7.6% from 7.9% in the previous quarter. Banking stocks fell sharply amid the global sell-off in financials and a slowing credit cycle. Information technology stocks were hampered by the corporate scandal at technology services firm Satyam Computers, where the chief executive was removed following an investigation revealing his attempt to use corporate funds to acquire companies owned by his extended family members.

South Korean stocks were buffeted by a sluggish domestic economy as well as sagging foreign demand for the country’s major exports, including automobiles, semiconductor chips, mobile phone handsets and engineering services. The MSCI Korea IMI fell 45%. Many Korean financial houses were especially vulnerable to the credit crunch as they typically obtain a large part of their short-term funding from international capital markets. When high oil prices triggered increased import costs in the first half of 2008, the country’s current account shifted into deficit before turning positive again toward the end of the year. The deficit, combined with funding challenges for banks, spooked investors and put severe stress on the country’s currency and other financial assets. The won ended the six-month reporting period 17% lower against the U.S. dollar.

Taiwan toppled 43%, with technology stocks posting steep losses in the face of waning orders and shares of banks and steel companies buckling under duress. Hon Hai Precision, the maker of handsets and laptops for Western companies, fell 54%. Taiwan Semiconductor Manufacturing fared better but nevertheless declined 35%.

Turkish stocks slid amid worries about the country’s current account deficit and the future of its ruling Islamic AK Party. Some losses were recouped in December in anticipation of funding from the IMF. South Africa struggled with a slowing economy and a falling currency, while the nation’s president, Thabo Mbeki, was replaced by Kgalema Motlanthe after being forced to step down by the ANC amid efforts to thwart a mounting political crisis. Shares of construction companies fell amid expectations of a slowdown in Middle East real estate and infrastructure projects — an area that provides South African companies with a sizable portion of their revenues. Platinum producers also declined, while gold mining companies, especially Harmony Gold Mining, held up better.

Portfolio review

The fund’s loss for the period was painful compared to the double-digit returns of recent years. However, the fund’s results were better than those of its benchmark, in part due to the cautious stance taken by fund managers, who chose to maintain a larger-than-usual cash position and to invest in companies with steady cash flows and earnings, such as telecommunication services firms.

There were few places to hide in the sweeping market sell-off. Some of the fund’s investments in Russia bore particularly large losses. Oil and gas companies Gazprom and Rosneft fell 75% and 68%, respectively, amid the slide in crude oil prices. Shares of the large steelmaker Evraz, which had risen 218% in 2007, fell 93% during the period on concerns about the company’s access to credit markets and a deceleration in the Russian economy. Magnitogorsk Iron and Steel Works, Novolipetsk Steel, metals conglomerate Eurasian Natural Resources and fertilizer producer Uralkali also tumbled. The heavy indebtedness of the corporate sector to foreign investors further weighed on Russian stocks. We trimmed our investments in Russia over the period, especially in oil, gas and materials companies. We remain concerned about profit declines for the large oil and gas producers, given the country’s deteriorating economic environment and potential government interference in company operations.

Energy and materials stocks posted the fund’s largest losses overall, along with consumer discretionary stocks. Brazilian oil producer Petrobras fell sharply, as did Thai coal producer Banpu Public. Other commodity-related stocks, such as Brazil’s Vale do Rio Doce, Mexico’s Cemex and China’s Nine Dragons Paper, also weakened.

While we reduced investments in Russia’s energy and materials companies, we increased holdings in these sectors in other parts of the world. The valuations of certain corporations, which had become too expensive during the commodities bull market, became considerably cheaper following the recent sell-off. Although we do not expect all commodities to rebound in the near future, we believe that there is a fundamental and long-lasting need for creating and modernizing infrastructure in many developing economies. We also think that demand for energy and related products will continue to rise in the emerging markets over the long run. Thus, we have added to investments in certain high-quality companies in these sectors, including Petrobras, Vale do Rio Doce and CNOOC — one of China’s largest state-owned oil producers. We also increased our position in coal producer China Shenhua Energy, as we expect the need for coal and other traditional fuels to remain strong. Six of the fund’s 10 largest holdings were in energy or materials stocks as the period drew to a close.

During the period we also substantially increased the fund’s investments in China to about 19% of assets, making it the largest market in the fund by far. Brazil was second with about 11% of assets. We believe that China’s ongoing emergence as a world economic powerhouse will continue despite evidence of a slowdown. We also expect the country’s economy to provide support to Asia during tumultuous periods. There will undoubtedly be risks and challenges in the months ahead, including a sharp downturn in China’s housing sector and a possible rise in nonperforming loans among banks. The government’s efforts to stimulate the economy through greater availability of credit may not work as intended. Despite this, we believe that over the next decade China will offer investors the chance to participate in its growth through investments in well-managed companies. With this in mind, we have increased our holdings in a variety of enterprises ranging from consumer and telecommunications firms to infrastructure-related businesses. China Mobile, Anhui Conch Cement and battery maker BYD were among the stocks that contributed to the fund’s returns during the reporting period.

We boosted our position in telecommunications to 16.5%, making the sector the largest in the fund’s portfolio. Fund results were supported by investments in Telekomunikasi Indonesia and Bharti Airtel of India; both stocks held up much better than the broader market, declining 18% and 12%, respectively. Bharti’s subscriber growth exceeds that of its rivals, and the company recently expanded its operations into Sri Lanka. We believe that its management team will help it weather a highly competitive market and an increasingly difficult regulatory environment. We also continue to hold a significant investment in Mexican wireless telecom provider América Móvil. While the company’s shares fell 41% during the period, we feel that its subscriber base will continue to grow as the company expands throughout Latin America. We have trimmed our holdings in wireless telecom companies such as Russia’s Mobile TeleSystems (MTS), Egypt’s Orascom Telecom and the previously mentioned Telekomunikasi Indonesia, gradually shifting to the less risky and more cash-generative wireline companies such as Telmex. In general, the move into fixed-line telephone operators, which tend to benefit from steady cash flows and are less susceptible to subscriber losses, has worked in the fund’s favor.

Though we have become increasingly concerned about the decreasing demand for technology, we have maintained positions in the bigger diversified companies with solid balance sheets as we believe they are better positioned to withstand market turmoil. These include Samsung Electronics and Taiwan Semiconductor Manufacturing, both of which are among the fund’s top 10 holdings. Our investments in China’s BYD — the world’s largest manufacturer of batteries — were a major contributor to the sector as the company’s shares rose 28%. Shares of BYD climbed after MidAmerican Energy (a unit of Warren Buffett’s Berkshire Hathaway) purchased a 10% stake in the company.

We have increased our investments in some Indian companies, taking advantage of market weakness. At the end of the period we had nearly 8% of assets invested in India, making it the fourth-largest market for the fund. Like China, India has many high-quality companies. However, in recent years we felt that valuations for many companies were too high. As prices moderated following the market correction, we added to our investments in Reliance Industries and property developer DLF, among others. We were helped by our position in Ambuja Cements. In addition, shares of several real estate developers — including DLF — rose late in the period amid an improvement in financial conditions and the government’s assurance to realtors that access to domestic financing and credit would remain available.

Unfortunately, a number of our investments in the consumer staples and consumer discretionary areas proved to be disappointing. Russia’s M.video weighed heavily on results, along with holdings in Brazilian protein producer Marfrig, whose shares plunged 75% amid investor concerns that sales of higher-priced food items such as meat would deteriorate. Our investments in China’s GOME Electrical chain also faltered. We remained cautious about financials stocks during the period and continue to limit our investments in the sector as repercussions from the credit crisis persist in different parts of the global financial system.

Outlook

The sharp decline in markets during this reporting period was especially disheartening, given that all equity markets — both emerging and developed — took a beating, leaving investors with no place to hide. We think it is important to remember, however, that emerging markets stocks have always recovered in the past, even from very large disruptions, and have provided positive long-term total returns.

We believe that the current worldwide crisis will prove to be a plateau rather than a reversal of the multiyear trend toward economic growth and financial improvement in the emerging markets. Many of the factors that have contributed to this trend — young populations, rising domestic demand, a growing middle class, privatization of public enterprises, pension fund reform, lower public sector debt and floating-rate currencies — remain in place. The improving efficiency of the corporate sector is reflected in better return on equity, which has risen for several years. Against this backdrop, the IMF expects the world economy to grow by 0.5% in 2009, according to its January forecast, with the major developed economies contracting by two percentage points on a full-year basis. In contrast, it expects that emerging markets economies will slow markedly, yet still achieve an estimated 3.25% annual GDP growth rate in 2009.

Corporate earnings growth generally tends to follow GDP growth over the course of long periods, while stock market returns tend to track earnings growth. The MSCI Emerging Markets Index rose a cumulative 341% during the 2001–2007 bull run. A large portion of gains during this period stemmed from earnings growth as company profits burgeoned along with expanding economies and rising exports. Price-to-earnings ratios and other measures of stock market value subsequently did not increase as dramatically, despite the market’s climb. As a result, following the recent declines, emerging markets stocks in the aggregate are currently attractive in our view.

Given the broad economic slowdown, corporate profits are bound to grow at a more gradual pace than they have in the last few years. Some sectors and markets will experience greater setbacks than others. Aggregate GDP growth of about 3% should nonetheless provide companies with opportunities to expand both sales and profits. A rise in fiscal spending should further support infrastructure spending; many governments are also increasing outlays for education and health care after many years of belt tightening.

In many ways, most emerging markets are better positioned today to deal with global financial turmoil and economic slumps than at any other time in their history. To begin with, the genesis of the current financial troubles lies not in the emerging markets, as was the case in earlier crises. The root cause has been excessive and lax mortgage lending in the United States, the United Kingdom and other Western nations.

The impact on banks and other financial institutions worldwide is undeniable, given the greater interconnectedness of the financial system. Many banks curtailed lending and stopped issuing letters of credit to corporations as the crisis worsened late in the year, thereby hurting emerging markets exports. Many emerging markets businesses have also seen their cost of funding increase as financing in the lower-cost international capital markets has become less available. Emerging markets economies cannot realize their full potential while the major developed economies struggle. However, after pursuing more prudent policies over the past decade, policymakers now have a wider range of options to rejuvenate slumping economies, including fiscal and monetary stimulus as well as free-floating currencies that can adjust to shifting terms of trade.

Some of the major emerging markets economies are nonetheless more vulnerable than others, including Russia, where the corporate sector’s indebtedness is a weak link. Turkey and South Africa also rely more on foreign investor flows than other markets. On the other hand, China remains an important anchor for both emerging and developed economies. We expect that the Chinese government will continue to pursue other anti-cyclical policies following the announcement of its fiscal stimulus plan.

We anticipate that the economic adjustment process will not be smooth for developed or developing economies, with markets experiencing some further volatility. We will continue to monitor the situation closely, in part by subjecting companies to a variety of stress scenarios, and focus on those we expect to emerge stronger.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Victor D. Kohn
Victor D. Kohn
President
January 26, 2009

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group CompaniesSM, one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network that employs more than 150 investment professionals based on three continents. They include analysts and portfolio managers, born in more than 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio	unaudited
December 31, 2008

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Telecommunication services	15.81%	.58%	-%	.08%	16.47%
Energy	12.38	1.39	-	.57	14.34
Information technology	12.06	-	-	-	12.06
Materials	9.59	1.81	.29	.13	11.82
Financials	9.55	.21	-	.42	10.18
Industrials	7.28	-	-	.10	7.38
Consumer discretionary	6.61	.55	-	.10	7.26
Consumer staples	6.26	-	-	.04	6.30
Utilities	2.27	1.35	-	-	3.62
Health care	.69	-	.03	.09	.81
Other	1.36	-	-	1.41	2.77
	83.86%	5.89%	.32%	2.94%	93.01%

Short-term securities					6.12
Excess of cash and receivables over payables (including foreign currency contracts)					.87

Net assets					100.00%

Equity securities			Value
	Shares		(000)

Argentina - 0.01%
Empresa Distribuidora y Comercializadora Norte SA, Class B (ADR) (1)	2,569		$10
Grupo Financiero Galicia SA, Class B (1)	5
Telecom Argentina SA, Class B (ADR) (1)	77,400		588
			598

Brazil - 10.21%
ALL - América Latina Logística SA, units	3,152,000		13,627
Anhanguera Educacional Participações SA, units	687,000		3,653
B2W - Cía. Global do Varejo, ordinary nominative	172,600		1,776
B2W - Cía. Global do Varejo (GDR) (acquired 10/11/05, cost: $397,000) (2)	14,678		302
Bradespar SA, preferred nominative	945,000		7,836
CESP - Cía. Energética de São Paulo, Class B, preferred nominative	402,760		2,628
Cía. de Saneamento de Minas Gerais, ordinary nominative	1,444,800		11,750
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	7,174,345		98,543
Cía. Energética de Minas Gerais - CEMIG, preferred nominative (ADR)	251,650		3,458
Cía. Vale do Rio Doce, ordinary nominative (ADR)	8,400		102
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	11,984,824		127,638
Companhia de Concessões Rodoviárias, ordinary nominative	3,967,200		40,530
Drogasil SA, ordinary nominative	1,468,100		6,347
Dufry South America Ltd. (BDR) (3)	3,716,500		26,479
Estácio Participações SA, ordinary nominative	770,300		4,163
Helbor Empreendimentos SA, ordinary nominative	1,044,150		1,250
Hypermarcas SA, ordinary nominative (1)	4,144,000		23,864
Itaúsa - Investimentos Itaú SA, preferred nominative	2,324,914		8,051
LIGHT SA, ordinary nominative	843,879		7,975
Marfrig Frigoríficos e Comércio de Alimentos SA, ordinary nominative (1)	3,939,240		12,773
NET Serviços de Comunicação SA, preferred nominative (1)	2,421,550		13,914
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $11,955,000) (1) (2) (3) (4)	27,000		-
OGX Petróleo e Gás Participações SA, ordinary nominative (1)	133,200		30,292
PDG Realty SA Empreendimentos e Participações, ordinary nominative	700,000		3,374
Perdigão SA, ordinary nominative	3,339,829		42,943
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	2,276,600		55,754
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	5,133,000		104,765
SLC Agrícola SA	469,200		2,840
Telemig Celular Participações SA, preferred nominative (ADR)	329,769		9,890
Telemig Celular SA, Class G, preferred nominative (1)	38,529		6,663
Tele Norte Leste Participações SA, preferred nominative	792,700		11,039
Tele Norte Leste Participações SA, preferred nominative (ADR)	741,800		10,326
TIM Participações SA, ordinary nominative (1)	17,700,802		37,575
TIM Participações SA, preferred nominative	2,398,460		3,059
TIM Participações SA, preferred nominative (ADR)	211,300		2,639
Ultrapar Participações SA, preferred nominative	121,000		2,659
Ultrapar Participações SA, preferred nominative (ADR)	828,816		18,640
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	241,050		2,694
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	724,870		8,311
			770,122

Canada - 0.17%
Banro Corp. (1)	1,795,700		1,842
Banro Corp., warrants expire September 17, 2011 (1)	366,100		120
CIC Energy Corp. (1) (3)	3,251,700		4,964
Farallon Resources Ltd. (1)	8,407,500		1,035
Ivanhoe Mines Ltd. (1)	1,371,500		3,681
Katanga Mining Ltd. (1)	1,457,533		478
Platmin Ltd. (1)	1,985,700		847
Platmin Ltd. (CDI) (1)	64,200		26
			12,993

Chile - 1.76%
Distribución y Servicio D&S SA	19,730,048		7,954
Distribución y Servicio D&S SA (ADR)	13,600		329
Empresa Nacional de Electricidad SA (ADR)	395,300		13,239
Empresas La Polar SA	5,839,400		9,925
Enersis SA (ADR)	5,731,000		73,013
Ripley Corp SA	39,636,796		17,152
SACI Falabella	4,125,128		10,835
			132,447

China - 19.25%
Acorn International, Inc.(ADR) (1)	75,000		292
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000		109
AirMedia Group Inc. (ADR) (1)	1,364,074		6,548
Alibaba.com Ltd. (Hong Kong) (1)	39,733,000		28,925
Anhui Conch Cement Co. Ltd. (Hong Kong) (1)	17,493,500		81,282
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Citigroup, expire January 20, 2010 (acquired 12/21/06, cost: $2,045,000) (1) (2)	380,926		1,444
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Merrill Lynch, expire September 16, 2013 (acquired 9/08/08, cost: $13,747,000) (1) (2)	3,399,000		12,916
ANTA Sports Products Ltd. (Hong Kong)	36,138,600		16,567
Bank of China Ltd. (Hong Kong)	189,533,000		52,268
Beijing Enterprises Holdings Ltd. (Hong Kong)	8,057,500		33,131
BYD Co. Ltd. (Hong Kong)	37,090,200		61,161
China Aoyuan Property Group Ltd. (Hong Kong)	8,953,000		1,200
China Communications Construction Co. Ltd. (Hong Kong)	3,907,000		4,884
China Construction Bank Corp. (Hong Kong)	86,332,600		47,779
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	50,880,000		62,098
China Huiyuan Juice Group Ltd. (Hong Kong)	930,500		1,166
China Life Insurance Co. Ltd. (Hong Kong)	6,922,000		21,332
China Life Insurance Co. Ltd. (ADR)	147,006		6,821
China Mengniu Dairy Co. (Hong Kong)	14,666,000		19,190
China Mobile Ltd. (Hong Kong)	5,610,500		56,888
China Mobile Ltd. (ADR)	416,100		21,159
China National Offshore Oil Corp. (Hong Kong)	68,238,000		64,851
China Overseas Land & Investment Ltd. (Hong Kong)	25,228,083		35,468
China Petroleum & Chemical Corp. (Hong Kong)	66,731,000		41,113
China Railway Construction Corp. Ltd. (Hong Kong) (1)	30,964,500		46,473
China Resources Enterprise Ltd. (Hong Kong)	7,394,000		13,003
China Resources Land Ltd. (Hong Kong)	24,764,000		30,662
China Shenhua Energy Co. Ltd. (Hong Kong)	97,503,000		209,108
China Yurun Food Group Ltd. (Hong Kong)	13,588,000		16,078
COSCO Pacific Ltd. (Hong Kong)	30,746,000		31,657
Ctrip.com International Ltd. (ADR)	769,080		18,304
Focus Media Holding Ltd. (ADR) (1)	2,707,700		24,613
Giant Interactive Group Inc. (ADR) (1)	1,293,300		8,394
GOME Electrical Appliances Holding Ltd. (Hong Kong)	146,093,316		15,986
Industrial and Commercial Bank of China Ltd. (Hong Kong)	195,525,000		103,924
Intime Department Store (Group) Co. Ltd. (Hong Kong)	1,101,500		299
Lenovo Group Ltd. (Hong Kong)	55,206,700		15,151
Li Ning Co. Ltd. (Hong Kong)	16,100,000		25,440
NetDragon Websoft Inc. (Hong Kong)	6,497,500		2,445
NetEase.com, Inc. (ADR) (1)	164,800		3,642
New Oriental Education & Technology Group Inc. (ADR) (1)	623,800		34,253
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	105,900,200		30,544
Perfect World Co. Ltd., Class B (ADR) (1)	755,300		13,029
Qinghai Salt Lake Potash Co. Ltd., Class A Call Warrants issued by UBS AG, expire May 10, 2010 (acquired 5/8/07, cost: $4,091,000) (2)	823,914		6,122
Shanda Interactive Entertainment Ltd. (ADR) (1)	209,600		6,783
Shanghai Forte Land Co. Ltd. (Hong Kong) (1)	7,550,000		1,219
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	20,880,000		2,395
Sinofert Holdings Ltd. (Hong Kong)	9,547,740		4,656
Suntech Power Holdings Co. Ltd. (ADR) (1)	1,321,900		15,466
Tencent Holdings Ltd. (Hong Kong)	2,918,200		19,000
TPV Technology Ltd. (Hong Kong)	77,452,000		25,188
Weichai Power Co. Ltd. (Hong Kong)	17,505,600		33,255
Wumart Stores, Inc. (Hong Kong)	21,322,384		15,924
			1,451,605

Colombia - 0.05%
Inversiones Argos SA	1,008,376		4,063

Croatia - 0.13%
HT - Hrvatske telekomunikacije d.d. (GDR)	254,473		9,950

Czech Republic - 0.31%
Telefónica 02 Czech Republic, AS	1,065,500		23,556

Egypt - 1.09%
Commercial International Bank (Egypt) S.A.E.	1,324,719		8,961
Egyptian Company for Mobile Services S.A.E.	1,625,426		43,155
Orascom Construction Industries Co.	473,719		12,055
Orascom Construction Industries Co. (GDR)	257,856		12,931
Orascom Telecom Holding S.A.E. (GDR)	170,841		4,672
			81,774

Hong Kong - 1.00%
C C Land Holdings Ltd.	27,686,200		7,040
Clear Media Ltd. (1)	9,389,000		1,218
Hopewell Holdings Ltd.	7,278,000		24,075
Kingway Brewery Holdings Ltd. (1)	3,993,300		352
Shangri-La Asia Ltd.	36,289,246		41,946
			74,631

Hungary - 0.24%
Magyar Telekom Telecommunications PLC	6,051,100		17,266
Magyar Telekom Telecommunications PLC (ADR)	73,100		1,026
			18,292

India - 7.72%
Ambuja Cements Ltd.	26,555,531		38,531
Apollo Hospitals Enterprise Ltd.	1,222,966		11,438
Apollo Hospitals Enterprise Ltd. (GDR)	233,800		2,187
Bharat Electronics Ltd.	380,971		5,967
Bharat Heavy Electricals Ltd.	376,458		10,696
Bharti Airtel Ltd. (1)	7,065,074		104,669
Cummins India Ltd.	1,182,073		5,437
DLF Ltd.	14,473,426		86,005
Future Capital Holdings Ltd. (1)	646,417		2,447
GMR Infrastructure Ltd. (1)	2,892,000		4,656
Hindustan Unilever Ltd.	5,137,798		26,601
Housing Development Finance Corp. Ltd.	1,276,548		39,921
India Cements Ltd.	1,865,000		3,773
Info Edge (India) Ltd.	3,539		31
Infosys Technologies Ltd.	570,408		13,247
Infrastructure Development Finance Co. Ltd.	6,697,291		9,378
Larsen & Toubro Ltd.	1,116,756		17,911
McLeod Russel India Ltd. (3)	5,566,169		5,682
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195		23,929
Mundra Port and Special Economic Zone Ltd.	83,696		568
Rajesh Exports Ltd.	7,591,146		3,913
Reliance Industries Ltd.	5,710,232		145,891
Sanghvi Movers Ltd.	969,167		1,400
Shopper's Stop Ltd.	1,005,300		3,590
Shree Cement Ltd.	35,300		338
Sobha Developers Ltd.	263,020		579
United Spirits Ltd.	615,088		11,273
Wipro Ltd.	365,778		1,770
			581,828

Indonesia - 2.28%
PT Astra International Tbk	23,650,300		23,969
PT Bank Mandiri (Persero) Tbk	82,907,000		15,875
PT Ciputra Surya Tbk (1)	30,567,500		468
PT Indo Tambangraya Megah Tbk	13,184,500		13,014
PT Jaya Real Property	9,808,000		452
PT Medco Energi Internasional Tbk (1)	38,670,000		6,848
PT Ramayana Lestari Sentosa Tbk	184,120,000		8,617
PT Semen Gresik	5,271,000		2,069
PT Surya Citra Media Tbk	38,277,500		1,464
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	152,142,152		99,411
			172,187

Israel - 1.57%
"Bezeq" The Israel Telecommunication Corp. Ltd.	35,415,300		58,203
Bank Hapoalim B.M. (1)	2,787,036		6,047
Cellcom Israel Ltd.	367,449		8,131
Israel Chemicals Ltd.	515,418		3,604
Orbotech Ltd. (1)	425,673		1,711
Partner Communications Co. Ltd.	1,306,104		21,315
Partner Communications Co. Ltd. (ADR)	583,700		9,631
Shufersal Ltd.	2,969,940		10,015
			118,657

Italy - 0.08%
Tenaris SA (ADR)	289,300		6,070

Kazakhstan - 0.00%
JSC KazMunaiGas Exploration Production	1		-

Malaysia - 2.75%
AirAsia Bhd. (1)	15,185,700		3,822
Astro All Asia Networks PLC	6,357,300		4,092
Bumiputra-Commerce Holdings Bhd.	18,062,049		30,849
Eastern & Oriental Bhd.	20,582,430		2,588
IJM Corp. Bhd. (1)	32,111,014		26,243
IJM Land Bhd., warrants expire September 11, 2013 (1)	3,397,051		187
IOI Corp. Bhd.	10,605,775		11,031
Mah Sing Group Bhd.	30,938,633		14,371
MISC Bhd.	2,971,000		7,253
Naim Cendera Holdings Bhd.	11,661,500		4,872
Resorts World Bhd.	54,728,300		36,005
S P Setia Bhd.	39,872,950		36,038
StemLife Bhd. (3)	8,331,900		2,222
Tanjong PLC	4,269,700		16,492
TM International Bhd. (1)	8,663,000		9,143
Transmile Group Bhd. (1) (3)	15,205,500		2,399
Transmile Group Bhd. (1) (3)
			207,607

Mexico - 7.86%
América Móvil, SAB de CV, Series L (ADR)	8,983,331		278,393
Bolsa Mexicana de Valores, SAB de CV, Series A (1)	7,705,600		5,659
Carso Infraestructura y Construcción SAB de CV, Series B1 (1)	57,009,700		30,146
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	643,259		5,879
Empresas ICA, SAB de CV, ordinary participation certificates (1)	5,511,351		9,138
Genomma Lab Internacional, SAB de CV, Series B (1)	458,400		322
Grupo Bimbo, SAB de CV, Series A	552,200		2,333
Grupo Famsa, SAB de CV, Series A (1)	613,800		388
Grupo Financiero Inbursa, SAB de CV	23,501,557		55,072
Grupo Modelo, SAB de CV, Series C	3,805,600		12,069
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	306,328		4,577
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	57,468,900		39,048
Kimberly-Clark de México, SAB de CV, Series A	11,156,050		36,810
Teléfonos de México, SAB de CV, Series L (ADR)	3,856,100		80,747
Wal-Mart de México, SAB de CV, Series V	12,032,795		32,250
			592,831

Morocco - 0.15%
Holcim (Maroc) SA	46,585		11,117

Netherlands - 0.18%
Efes Breweries International NV (GDR) (1)	465,304		2,094
New World Resources NV, Class A	1,049,136		4,124
Vimetco NV (GDR) (1)	601,950		103
X5 Retail Group NV (GDR) (1)	877,434		7,576
X5 Retail Group NV (GDR) (1)
			13,897

Oman - 0.18%
BankMuscat (SAOG) (GDR)	2,040,632		13,774

Pakistan - 0.05%
Oil and Gas Development Co. Ltd. (GDR)	791,800		3,761

Peru - 0.14%
Cía. de Minas Buenaventura SAA (ADR)	509,500		10,149

Philippines - 1.03%
Ayala Land, Inc.	53,616,196		7,435
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790		-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431		-
Energy Development Corp. (3)	780,051,000		32,357
First Gen Corp. (1)	24,888,400		5,295
International Container Terminal Services, Inc.	15,874,588		4,339
Philippine Airlines, Inc. (1)	68,631,450		1,088
Philippine Long Distance Telephone Co.	90,360		4,162
Philippine Long Distance Telephone Co. (ADR)	294,300		13,817
SM Investments Corp.	2,313,829		9,459
			77,952

Poland - 0.66%
Telekomunikacja Polska SA	7,602,700		49,457

Russia - 3.06%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,484,000) (1) (2) (3) (4) (5)	11,672,532		8,417
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $19,150,000) (1) (2) (3) (4) (5)	20,292,114		11,946
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $3,850,000) (1) (2) (3) (4) (5)	3,849,721		574
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $6,315,000) (1) (2) (3) (4) (5)	6,315,000		1,562
Evraz Group SA (GDR)	1,233,450		10,667
Integra Group, Class A (GDR) (1)	1,446,510		1,638
JSC Polymetal (GDR) (1)	984,400		4,454
JSC Uralkali	3,668,490		6,787
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000) (1) (2) (4)	5,247,900		1,954
OAO Gazprom	1,334,000		4,939
OAO Gazprom (ADR)	1,909,300		27,366
OAO TMK	1,145,039		1,489
OAO TMK (GDR)	1,184,160		4,617
OJSC Holding Co. Sibirskiy Cement	693,300		17,332
OJSC LSR Group (GDR) (1)	1,041,950		743
OJSC M.video (1)	4,713,370		3,983
OJSC Magnit (1)	572,564		9,190
OJSC Magnit (GDR) (1)	1,161,500		5,221
OJSC Magnitogorsk Iron and Steel Works (GDR)	1,552,400		4,029
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)	1,074,470		6,769
OJSC Mobile TeleSystems (ADR)	402,000		10,725
OJSC Novolipetsk Steel (GDR)	947,650		9,798
OJSC OC Rosneft (GDR)	18,160,112		69,000
OJSC Pharmstandard (GDR) (1)	347,100		3,676
OJSC Power Machines (1)	66,002,565		3,630
			230,506

Singapore - 1.05%
Ascendas India Trust	28,651,500		9,159
Banyan Tree Holdings Ltd.	3,782,000		1,127
CapitaRetail China Trust	8,476,000		3,557
Olam International Ltd.	3,331,190		2,694
Raffles Education Corp. Ltd.	22,773,000		9,026
Straits Asia Resources Ltd.	23,043,000		12,655
Wilmar International Ltd.	20,984,420		41,217
			79,435

South Africa - 6.46%
AngloGold Ashanti Ltd.	2,150,897		59,125
AngloGold Ashanti Ltd. (ADR)	1,955,597		54,190
Anglo Platinum Ltd.	124,141		6,951
Harmony Gold Mining Co. Ltd. (1)	9,365,410		101,138
Harmony Gold Mining Co. Ltd. (ADR) (1)	5,852,892		64,206
Impala Platinum Holdings Ltd.	1,422,987		20,783
Murray & Roberts Holdings Ltd.	2,060,114		10,676
Mvelaphanda Resources Ltd. (1)	2,578,176		6,421
Sappi Ltd.	6,748,733		27,331
Sasol Ltd.	2,212,711		66,905
Sasol Ltd. (ADR)	641,900		19,469
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $10,827,000) (1) (2) (3) (4) (5)	27,594		23,741
Telkom SA Ltd.	1,564,469		19,354
Wilson Bayly Holmes - Ovcon Ltd.	610,283		7,056
			487,346

South Korea - 7.30%
Cheil Worldwide Inc.	31,970		4,982
Gmarket Inc. (ADR) (1) (3)	2,554,429		44,064
Hankook Tire Co., Ltd.	1,626,940		20,095
Hite Brewery Co., Ltd.	136,835		17,837
Hyundai Mobis Co., Ltd.	205,800		10,507
Korean Reinsurance Co.	771,238		6,693
KT&G Corp.	339,780		21,205
LG Electronics Inc.	553,190		33,706
LG Electronics Inc., nonvoting preferred	245,695		6,512
LG Telecom Ltd.	1,807,458		14,167
Macquarie Korea Infrastructure Fund (GDR)	3,806,636		14,546
Megastudy Co., Ltd.	68,218		10,045
NHN Corp. (1)	480,631		48,677
Samsung Electronics Co., Ltd.	255,442		92,575
Samsung Electronics Co., Ltd. (GDR)	800,398		139,853
Shinhan Financial Group Co., Ltd.	479,670		11,088
Shinsegae Co., Ltd.	65,006		25,260
S-Oil Corp.	577,240		28,505
			550,317

Sri Lanka - 0.11%
Dialog Telekom Ltd.	149,615,180		7,951

Taiwan - 6.96%
AU Optronics Corp. (ADR)	970,387		7,453
Chunghwa Telecom Co., Ltd.	17,803,000		28,462
CTCI Corp.	101,251		71
Delta Electronics, Inc.	15,521,700		30,264
Formosa Plastics Corp.	13,091,000		17,507
Hon Hai Precision Industry Co., Ltd.	22,829,588		45,094
Hon Hai Precision Industry Co., Ltd. (GDR)	2,184,444		8,189
HTC Corp.	2,483,709		25,102
MediaTek Incorporation	4,541,623		30,739
Phison Electronics Corp.	1,120,374		2,228
President Chain Store Corp.	5,042,517		12,132
Synnex Technology International Corp.	10,837,990		11,335
Taiwan Cement Corp.	69,683,324		57,717
Taiwan Mobile Co., Ltd.	34,977,422		52,086
Taiwan Semiconductor Manufacturing Co., Ltd.	121,245,733		166,272
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,120,807		8,854
TECO Electric & Machinery Co., Ltd.	16,599,000		5,180
Test-Rite International Co., Ltd.	10,032,309		4,638
Tripod Technology Corp.	10,656,265		10,593
Yageo Corp.	4,163,000		533
			524,449

Thailand - 2.00%
Banpu PCL (3)	13,723,000		95,843
Banpu PCL, nonvoting depositary receipt (3)	336,300		2,325
Bumrungrad Hospital PCL (3)	43,774,600		27,352
Esso (Thailand) PCL	73,326,400		11,622
Glow Energy PCL	10,128,900		6,719
PTT Exploration and Production PCL	1,229,000		3,882
Rojana Industrial Park PCL	26,670,500		3,016
			150,759

Turkey - 0.91%
Akbank TAŞ	1,485,004		4,662
Aktaş Elektrik Ticaret AŞ (1)	4,273		-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	3,639,971		24,503
Coca-Cola İçecek AŞ, Class C	1,300,245		5,409
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B	823,420		728
Turkcell İletişim Hizmetleri AŞ	3,323,436		19,238
Turkcell İletişim Hizmetleri AŞ (ADR)	633,900		9,242
Türkiye Garanti Bankasi AŞ (1)	2,987,978		5,131
			68,913

United Kingdom - 0.27%
Eurasian Natural Resources Corp. PLC	180,900		876
Ferrexpo PLC	2,981,893		1,311
Gem Diamonds Ltd. (1)	2,443,811		9,165
Hochschild Mining PLC	1,374,000		2,217
Kazakhmys PLC	258,790		879
Lonrho PLC (1) (3)	40,521,200		2,706
Namakwa Diamonds Ltd. (1)	4,370,700		1,495
Volga Gas PLC (1)	1,382,346		1,608
			20,257

United States of America - 0.57%
CTC Media, Inc. (1)	886,500		4,255
Genpact Ltd. (1)	2,005,800		16,488
GT Solar International, Inc. (1)	450,700		1,303
Sohu.com Inc. (1)	435,100		20,598
			42,644

Vietnam - 0.11%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $4,515,000) (1) (2) (4)	1,630,227		2,446
Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2) (4)	1,108,000		5,540
Vietnam Resource Investment (Holdings) Ltd., warrants expire June 18, 2010 (acquired 6/15/07, cost: $0) (1) (2)	110,800		1
			7,987

Zambia - 0.03%
Celtel Zambia PLC (1)	39,611,800		2,483

Multinational - 0.86%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $6,704,000) (2) (3) (4) (5)	55,951		9,952
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $39,078,000) (2) (3) (4) (5)	47,883		31,124
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (3)	609,873		4,470
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,336,000) (1) (2) (3)	318,677		2,336
International Hospital Corp. Holding NV, warrants expire June 30, 2011 (acquired 12/24/08, cost: $0) (1) (2) (3)	31,867		-
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240		365
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369		4,985
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $11,883,000) (1) (2) (3) (4) (5)	3,800		11,264
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000) (2) (3) (4)	600,000		54
			64,550

Miscellaneous - 1.51%
Equity securities in initial period of acquisition			114,098

Total equity securities (cost: $8,539,342,000)			6,791,013

Bonds and notes	Units or principal amount (000)		Value (000)

Argentina - 0.36%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 8.858% December 31, 2033 (6)	ARS 192,003		26,551
GDP-Linked Bond, 0% December 15, 2035 (7)	58,072		698
			27,249

Brazil - 0.89%
Banco BMG SA:
8.75% July 1, 2010	$1,833		1,558
8.75% July 1, 2010 (acquired 6/22/05, cost: $6,714,000) (2)	6,720		5,712
Dasa Finance Corp.
8.75% May 29, 2018	5,485		4,182
8.75% May 29, 2018 (acquired 5/21/08, cost: $2,351,000) (2)	2,540		1,937
Federal Republic of Brazil:
12.50% January 5, 2022	BRL 3,256		1,464
10.25% January 10, 2028	4,851		1,898
Letra Tesouro Nacional 0%, October 1, 2009 (7)	22	Units	8,906
Marfrig Frigoríficos e Comércio de Alimentos SA 9.625% November 16, 2016	$4,698		2,795
Nota do Tesouro Nacional:
10.00% January 1, 2014	BRL 22	Units	8,481
10.00% January 1, 2017	82	Units	30,143
			67,076

Colombia - 0.22%
Republic of Colombia:
11.75% March 1, 2010	COP 3,100,000		1,430
12.00% October 22, 2015	21,370,000		10,508
9.85% June 28, 2027	10,360,000		4,611
			16,549

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $489,000) (2)	$468		396

India - 0.06%
Rajesh Exports Ltd. 0% convertible bonds, February 21, 2012 (7)	1,400		1,096
Suzlon Energy Ltd. 0% convertible bonds, October 11, 2012 (7)	9,777		3,195
			4,291

Indonesia - 0.04%
PT Medco Energi Internasional Tbk 0% convertible bonds, May 12, 2011 (7)	3,000		3,165

Mexico - 0.08%
América Móvil, SAB de CV :
5.5% March 1, 2014	2,475		2,288
5.625% November 15, 2017	2,740		2,450
6.375% March 1, 2035	1,370		1,169
			5,907

Russia - 0.93%
Evraz Group SA:
8.875% April 24, 2013	5,390		2,776
8.875% April 24, 2013 (acquired 4/17/08, cost: $4,785,000) (2)	4,785		2,464
OAO Gazprom Loan Participation Notes:
9.625% March 1, 2013	10,270		9,603
7.343% April 11, 2013	6,760		5,509
7.51% July 31, 2013	5,585		4,477
8.146% April 11, 2018	11,165		7,927
7.201% February 1, 2020	6,225		4,825
8.625% April 28, 2034	100		81
7.288% August 16, 2037	12,730		7,574
OJSC VTB Bank Loan Participation Notes:
6.332% March 15, 2010	GBP 7,980		9,906
6.875% May 29, 2018	$4,870		3,180
Russian Federation 7.50% March 31, 2030	272		239
Sberbank (Savings Bank of the Russian Federation) Loan Participation Notes:
5.93% November 14, 2011	3,600		2,961
6.48% May 15, 2013	6,825		5,154
6.468% July 2, 2013	4,755		3,471
			70,147

Singapore - 0.06%
Noble Group Ltd. 0% convertible bonds, June 13, 2014 (7)	4,519		4,318

South Africa - 0.15%
AngloGold Ashanti Ltd. 2.375% convertible bonds, February 27, 2009	770		756
Edcon Pty Ltd. 6.579% June 15, 2014 (6)	EUR 12,070		6,812
Harmony Gold Mining Co. Ltd. 4.875% convertible bonds, May 21, 2009	ZAR 43,000		3,996
			11,564

Turkey - 0.14%
Republic of Turkey:
14.00% January 19, 2011	TRY 14,575		9,183
Index-Linked Bond, 11.515% February 15, 2012 (6)	2,060		1,463
			10,646

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	$129		68
7.65% April 21, 2025	1,225		484
			552

Total bonds and notes (cost: $285,706,000)			221,860

Short-term securities	Units or principal amount (000)		Value (000)

Corporate short-term notes - 6.12%
Bank of Nova Scotia 1.14% due 1/5/09	57,600		57,591
Barclays US Funding LLC 1.195% due 1/12/09	45,500		45,482
BASF SE 1.43% due 1/5/09	103,800		103,779
Calyon North America, Inc. 0.92-0.93% due 2/27/09	69,300		69,197
KfW 0.40% due 1/15/09	10,200		10,198
Siemens Capital Co. LLC 0.15% due 1/12/09	44,200		44,198
Société Générale North America, Inc. 0.11% due 1/2/09	50,000		50,000
Toyota Motor Corp. 1.75% due 1/5/09	50,000		49,988
UBS Finance Delaware LLC 1.8% due 1/5/09	31,400		31,392

Total short-term securities (cost: $461,825,000)			461,825

Total investment securities (cost: $9,286,873,000)			7,474,698

Net unrealized appreciation on foreign currency contracts (8)			8,785
Excess of cash and receivables over payables			57,117

Net assets			$7,540,600

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of December 31, 2008, the total value and cost of such securities were $175,953,000 and $290,710,000, respectively, and the value represented 2.33% of net assets.

(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see notes 7 in Notes to financial statements).

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Coupon rate may change periodically.
(7) Represents a zero coupon security that may convert to a coupon-bearing security at a later date.
(8) As of December 31, 2008, the fund had open forward currency contracts to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation

	Non-U.S.	U.S.	Amount	Unrealized appreciation/(depreciation)
Sales:
British Pound Sterling to U.S. Dollar expiring 1/8/09	GBP 5,056	$7,537	$7,352	$185
Colombian Peso to U.S. Dollar expiring 1/13/09	COP 9,346	3,942	4,147	(205)
Czech Koruna to Euro expiring 1/7-1/29/09	CZK176,384/EUR6,865	9,564	9,172	392
Hungarian Forint to Euro expiring 1/9/09	HUF3,256,404/EUR12,308	17,146	17,122	24
Indonesian Rupiah to USD expiring 1/12/09	IDR 52,560,000	4,672	4,787	(115)
Israeli Shekel to U.S. Dollar expiring 1/7/09	ILS 92,532	23,110	24,464	(1,354)
New Turkish Lira to Euro expiring 1/7/09	TRY 10,812/EUR 5,293	7,374	7,024	350
New Turkish Lira to U.S. Dollar expiring 1/7/09	TRY 11,178	6,928	7,262	(334)
Polish Zloty to Euro expiring 1/7-1/29/09	PLN81,027/EUR20,594	28,681	27,380	1,301
Russian Ruble to Euro expiring 1/29/09	RUB903,002/ EUR22,036	30,673	28,438	2,235
Russian Ruble to U.S. Dollar expiring 1/28-1/29/09	RUB 3,066,588	104,884	96,625	8,259
South African Rand to U.S. Dollar expiring 1/7/09	ZAR 103,183	9,874	10,989	(1,115)
U.S. Dollar to Euro expiring 1/29/09	EUR 25,157	35,017	35,855	(838)

Foreign currency contracts ---net				$8,785

Abbreviations

Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts

Currencies other than U.S. dollars:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
CZK - Czech Koruna
EUR - Euro
GBP - British Pound Sterling
HUF - Hungarian Forint
IDR - Indonesian Rupiah
ILS - Israeli Shekel
PLN - Polish Zloty
RUB - Russian Ruble
TRY - New Turkish Lira
ZAR - South African Rand

Financial statements		unaudited

Statement of assets and liabilities	(dollars in thousands, except per-share data)
at December 31, 2008

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $8,660,006)	$7,117,515
Affiliated issuers (cost: $626,867)	357,183	$7,474,698

Cash		11,508
Unrealized gain on forward currency contracts		11,780
Receivables for--
Sales of investments	17,872
Sales of fund's shares	25,002
Dividends and interest	27,080
Non-U.S. taxes	17,644	87,598

		7,585,584

Liabilities:
Unrealized loss on forward currency contracts		2,995
Payables for--
Purchases of investments	36,423
Investment advisory fee	3,804
Directors' compensation	742
Other fees and expenses	1,018
Non-U.S. taxes	2	41,989

		44,984

Net assets at December 31, 2008 --
Equivalent to $4.91 per share on
1,534,732,464 shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$7,540,600

Net assets consist of:
Capital paid in on shares of capital stock		$10,804,183
Distributions in excess of net investment income		(51,904)
Accumulated net realized loss		(1,406,536)
Net unrealized depreciation		(1,805,143)

Net assets at December 31, 2008		$7,540,600

See Notes to Financial Statements

Financial statements		unaudited

Statement of operations		(dollars in thousands)
for the six months ended December 31, 2008

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $20,381;	$141,428
also includes $6,420 from affiliates)
Interest (includes $127 from affiliates)	20,366	$ 161,794

Fees and expenses:
Investment advisory services	31,107
Custodian	3,905
Registration statement and prospectus	37
Auditing and legal	116
Reports to shareholders	12
Directors' compensation	(244)
Other	139

Total expenses before expense reduction	35,072
Custodian expense reduction	160	34,912

Net investment income		126,882

Realized loss and unrealized
depreciation on investments:
Net realized loss before non-U.S. taxes (includes	(1,351,600)
$40,435 net loss from affiliates)
Non-U.S. taxes	(15)

Net realized loss on investments		(1,351,615)

Net unrealized depreciation on investment
securities and other assets and liabilities	(4,747,491)
Net unrealized appreciation
on open forward currency contracts	16,064

Net unrealized depreciation	(4,731,427)
Non-U.S. taxes	361

Net unrealized depreciation on
investments		(4,731,066)

Net realized loss and unrealized
depreciation on investments		(6,082,681)

Net decrease in net assets resulting
from operations		($5,955,799)

Statement of changes in net assets		(dollars in thousands)
	(unaudited)
	Six months ended	Year ended
	December 31, 2008	June 30, 2008

Operations:
Net investment income	$ 126,882	$ 385,210
Net realized (loss) gain on investments	(1,351,615)	3,717,490
Net unrealized depreciation
on investments	(4,731,066)	(3,459,735)

Net (decrease) increase in net assets
resulting from operations	(5,955,799)	642,965

Dividends and distributions paid
to shareholders:
Dividends from net
investment income	(232,579)	(489,910)
Distributions from net
realized gain on investments	(2,113,433)	(3,778,118)

Total distributions	(2,346,012)	(4,268,028)

Capital share transactions:
Proceeds from shares sold:
103,996,484 and 22,694,483 shares, respectively	737,621	322,653
Proceeds from shares issued in
reinvestment of net investment income dividends
and net realized gain distributions:
480,838,418 and 297,687,658 shares, respectively	2,312,833	4,203,350
Cost of shares repurchased:
125,521,141 and 148,648,005 shares, respectively	(1,132,670)	(2,359,541)

Net increase in net assets
resulting from capital share
transactions	1,917,784	2,166,462

Total decrease in net assets	(6,384,027)	(1,458,601)

Net assets:
Beginning of period	13,924,627	15,383,228

End of period
(including distributions in excess of net investment
income and undistributed net investment income:
($51,904) and $53,793, respectively)	$7,540,600	$13,924,627

See Notes to Financial Statements

Notes to financial statements

1.    Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality, and type.   Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures approved by the fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, significant movements in the U.S. market or unanticipated market closures.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.   As of December 31, 2008, unfunded capital commitments totaled $105,154,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.  The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

2.    Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests.  In addition, investments in developing country securities may also be affected by government activities and restrictions; currency and price fluctuations and periods of illiquidity; limited availability of information; security valuations; taxes; potential fraud; settlement; transferability and recordkeeping practices; conditions affecting the general economy; higher transaction costs; social, economic and political instability; and different accounting, financial reporting and legal standards.

3.    Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.  As mentioned below, the fund could be subject to interest and penalty amounts related to India capital gains taxes.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to taxes in those countries. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable. As of December 31, 2008, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

As of December 31, 2008, the receivable for non-U.S. taxes includes $15,693,000 related to India capital gains taxes that are currently in dispute. Based on the advice of outside counsel, management believes it is more likely than not that the amount in dispute will be resolved in the fund’s favor. Potential tax, interest and penalty amounts relating to these issues, if any, may be assessed in the future. If the disputes are ultimately resolved unfavorably, it will not have a materially adverse effect on the fund’s financial position or results of operations.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; income on certain investments; and unrealized appreciation of certain investments in securities outside the U.S.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the six months ended December 31, 2008, the tax characters of distributions paid to shareholders were ordinary income, short-term realized gain and long-term realized gain in the amounts of $232,579,000, $101,121,000 and $2,012,312,000, respectively. For the year ended June 30, 2008, the tax characters of the distributions paid to shareholders were ordinary income, short-tem realized gain and long-term realized gain in the amounts of $489,910,000, $539,731,000 and $3,238,387,000, respectively.

As of December 31, 2008, the tax basis of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross unrealized appreciation on investment securities	$846,568,000
Gross unrealized depreciation on investment securities	(2,808,849,000)
Net unrealized depreciation on investment securities	(1,962,281,000)
Cost of investment securities	9,436,979,000

During the six months ended December 31, 2008, the fund realized, on a tax basis, a net capital loss of $394,102,000.

4.    Fees and transactions with related parties

Investment advisory services fee – The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund has an agreement with American Funds Service Company® (AFS), the transfer agent for the fund.  AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.  Transfer agent fees were $1,000 for the six months ended December 31, 2008.  This amount was included in other fees and expenses.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $367,000 in current fees (either paid in cash or deferred) and a net decrease of $611,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.    Disclosure of fair value measurements

On July 1, 2008, the fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2008 (dollars in thousands):

	Investment securities		Forward currency contracts
Level 1 – Quoted prices	$2,088,737
Level 2 – Other significant observable inputs	5,207,271	(1)	$8,875	(2)
Level 3 – Significant unobservable inputs	178,690	(1)
Total	$7,474,698

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the six months ended December 31, 2008 (dollars in thousands):

Beginning value at 7/1/2008	$212,489
Net purchases	120,021
Net realized loss (3)	(266)
Net unrealized depreciation (3)	(179,660)
Net transfers into Level 3	26,106
Ending value at 12/31/2008	$178,690

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2008(3)	$(179,842)

(1) Level 2 and Level 3 include investment securities with an aggregate value of $4,681,618,000 that were fair valued under procedures approved by the fund’s board of directors.  Of this amount, securities with an aggregate value of $4,476,859,000 were fair valued as a result of significant U.S. market movements following the close of local trading and, therefore, classified as Level 2.

(2) Forward currency contracts are not included in the investment portfolio.

(3) Net realized loss and net unrealized depreciation are included in the related amounts on investments in the statement of operations.

6.    Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of December 31, 2008, the total value of restricted securities was $175,953,000, which represents 2.33% of the net assets of the fund.

7.    Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,245,526,000 and $3,405,047,000, respectively, during the six months ended December 31, 2008.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank.  For the six months ended December 31, 2008, the custodian fee of $3,905,000 was reduced by $160,000, rather than paid in cash.

8.    Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2008, is as follows:

	Beginning	Purchases/	Sales/	Ending	Dividend and interest income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Banpu	13,329,000	730,300	-	14,059,300	$2,560	$98,168
Bumrungrad Hospital	43,774,600	-	-	43,774,600	466	27,352
CIC Energy	3,251,700	-	-	3,251,700	-	4,964
Dufry South America	2,963,500	753,000	-	3,716,500	-	26,479
Energy Development*	529,738,000	250,313,000	-	780,051,000	-	32,357
Gmarket	2,554,429	-	-	2,554,429	-	44,064
Lonrho	20,377,200	20,144,000	-	40,521,200	-	2,706
McLeod Russel India	5,566,169	-	-	5,566,169	130	5,682
StemLife	8,331,900	-	-	8,331,900	7	2,222
Transmile Group	15,205,500	-	-	15,205,500	-	2,399

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	11,429,113	243,419	-	11,672,532	-	8,417
Baring Vostok Private Equity Fund III	19,460,214	831,900	-	20,292,114	-	11,946
Baring Vostok Private Equity Fund IV	6,610,371	3,554,350	-	10,164,721	-	2,136
Capital International Global Emerging Markets Private Equity Fund	55,951	-	-	55,951	-	9,952
Capital International Private Equity Fund IV	46,808	1,075	-	47,883	278	31,124
International Hospital	928,550	31,867	-	960,417	-	6,806
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	5,350
New GP Capital Partners	27,000	-	-	27,000	-	-
Pan-African Investment Partners II	3,800	-	-	3,800	-	11,264
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	-	54
South African Private Equity Fund III	27,594	-	-	27,594	-	23,741

Unaffiliated issuers+:
Harmony Gold Mining	16,821,400	46,745,000	5,348,098	58,218,302	127	-
IJM	48,746,514	2,822,700	19,458,200	32,111,014	2,979	-
					$6,547	$357,183

*The holding was in its initial period of acquisition at June 30, 2008 and was not publicly disclosed.
+Affiliated during the period but no longer affiliated at December 31, 2008.

Financial highlights

	Six months ended	Year ended June 30
	December 31,
	2008 [1]	2008	2007 [2]	2006 [2]	2005 [2]	2004 [2]
Net asset value, beginning of
period	$12.95	$17.02	$15.21	$15.70	$11.87	$9.48

(Loss) Income from investment
operations3:
Net investment income	.11	.39	.22	.26	.27	.19
Net realized and unrealized
(loss) gain on investments	(5.83)	.68	6.56	5.05	3.77	2.45

Total (loss) income from
investment operations	(5.72)	1.07	6.78	5.31	4.04	2.64

Less distributions:
Dividends from
net investment income	(.23)	(.59)	(.41)	(.50)	(.21)	(.25)
Distributions from
net realized gains	(2.09)	(4.55)	(4.56)	(5.30)	-	-

Total distributions	(2.32)	(5.14)	(4.97)	(5.80)	(.21)	(.25)

Net asset value, end of period	$4.91	$12.95	$17.02	$15.21	$15.70	$11.87

Total return	(43.80)%[4]	3.78%	52.08%	37.88%	34.34%	27.89%

Ratios/supplemental data:
Net assets, end of period
(in millions)	$7,541	$13,925	$15,383	$11,100	$13,632	$15,758
Ratio of expenses to average
net assets	.68%[5]	.67%	.70%	.72%	.71%	.70%
Ratio of net income to average
net assets	2.46%[5]	2.47%	1.39%	1.57%	1.96%	1.64%
'Portfolio turnover rate	33.73%[4]	57.50%	52.19%	38.48%	29.00%	35.36%

[1] Unaudited.
[2] The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
[3] Based on average shares outstanding.
[4] Based on operations for the period shown and, accordingly, not representative of a full year's operations.
[5] Annualized.

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$ 562.02	$2.68	.68%
Hypothetical 5% return before expenses	1,000.00	1,021.78	3.47	.68
* Expenses are equal to the fund’s annualized expense ratio of .68%, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International	Capital Guardian	Capital Research and Management	Capital Bank and Trust	American Funds

Lit. No. MFGESR-915-0209P (NLS)

Litho in USA TAG/WS/9099-S16181

© 2009 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: March 10, 2009

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: March 10, 2009